UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act Of 1934


Date of Report (Date of earliest event reported)               December 11, 2003



                          THE PROCTER & GAMBLE COMPANY
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             (Exact name of registrant as specified in its charter)


           Ohio                         1-434                   31-0411980
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(State or other jurisdiction       (Commission               (IRS Employer
           of incorporation)         File Number)            Identification No.)


One Procter & Gamble Plaza, Cincinnati, Ohio                          45202
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      (Address of principal executive offices)                      (Zip Code)


Registrant's telephone number, including area code (513) 983-1100



ITEM 9.  REGULATION FD DISCLOSURE

         On December 11, 2003, The Procter & Gamble Company (the "Company") issued a news release with respect to confirming prior earnings guidance for 2003/04 second quarter and fiscal year. The Company is furnishing this 8-K pursuant to Item 9, "Regulation FD Disclosure".


                                    SIGNATURE

           Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             THE PROCTER & GAMBLE COMPANY


                                             BY: /S/SHARON E. ABRAMS
                                                 ------------------------------
                                                 Sharon E. Abrams, Secretary
                                                 December 11, 2003



                                    EXHIBITS

99. News Release by The Procter & Gamble Company dated December 11, 2003.